Short-term loans	12 Months Ended
Dec. 31, 2024
Short-term loans
Short-term loans

19.  Short-term loans

	December 31,
	2023	2024
	US$	US$

Short-term loans	52,119	34,853

The Group entered into several agreements with banks, pursuant to which the Group borrowed loans with total principal amount of US$52 million within a banking facility of US$85 million in 2023. These loans were all with a maturity of less than one year and the annual interest rates ranged from 1.91% to 3.00%. These loans do not include any financial or restrictive covenants.

The Group entered into several agreements with banks, pursuant to which the Group borrowed loans with total principal amount of US$10 million within a banking facility of US$37 million in 2024 and notes for banker’s acceptance of US$24 million accordingly. These loans were all with a maturity of less than one year and the annual interest rate is 1.13%. These loans do not include any financial or restrictive covenants.